                                                                   EXHIBIT 10.29
                                                                   -------------




                               AMENDMENTS TO THE
                    UNITED VIRGINIA BANKSHARES INCORPORATED
                      DEFERRED COMPENSATION PROGRAM UNDER
                        INCENTIVE COMPENSATION PLAN OF
                    UNITED VIRGINIA BANKSHARES INCORPORATED
                          AND AFFILIATED CORPORATIONS
                    ---------------------------------------

      Effective for the Award Year 1987, Plan section 3 is amended by adding new Subsection (h), to read as follows:

     (h) Notwithstanding any other provision of the Plan, a Participant's Deferred Income Benefit Award Election Form for any Award Year is not valid if that Participant is not an Employee on December 31 of the Year following that Award Year. If a Participant's Deferred Income Benefit Award Election Form is invalid because of this subsection (h), that Participant must be paid the amounts he would then have been entitled to receive if he had not submitted that Deferred Income Benefit Award Election Form.

                               AMENDMENTS TO THE
                    UNITED VIRGINIA BANKSHARES INCORPORATED
                      DEFERRED COMPENSATION PROGRAM UNDER
                        INCENTIVE COMPENSATION PLAN OF
                    UNITED VIRGINIA BANKSHARES INCORPORATED
                          AND AFFILIATED CORPORATIONS
                    ---------------------------------------



    FIRST: Effective January 1, 1988, the name of the program is changed to the Crestar Financial Corporation Deferred Compensation Program Under Management Incentive Compensation Plan of Crestar Financial Corporation and Affiliated Corporations (the "Program"), and all references in the Program to "United Virginia Bankshares Incorporated" are changed to "Crestar Financial Corporation."

    SECOND: Effective January 1, 1988, Program section 2 is amended by adding new Subsection (o); and its remaining Subsections are realphabetized accordingly. New Subsection (o) reads as follows:

          (o) Security means the same as it does under section 2(1) of the Securities Act of 1933, 15 U.S.C. 77B(1), except when it refers to an Employer Security. An Employer Security means a Security issued by an Employer or by an Employee Retirement Income Security Act of 1974 (ERISA) Affiliate. A contract to which ERISA section 408(b)(5) applies is not treated as a Security for purposes of this Plan.

    THIRD: Effective for the Award Year 1987, Program section 3 is amended by adding new subsection (h), to read as follows:

          (h) Notwithstanding any other provision of the Plan, a Participant's Deferred Income Benefit Award Election Form for any Award Year is not valid if that Participant is not an Employee on December 31 of the Year following that Award Year. If a Participant's Deferred Income Benefit Award Election Form is invalid because of this subsection

          (h), that Participant must be paid the amounts he would then have been entitled to receive if he had not submitted that Deferred Income Benefit Award Election Form.

    FOURTH: Effective January 1, 1988, Program subsection 11(b) is amended by deleting from its first sentence the phrase: "if there is a change in the voting control of the Employer that the Board does not recommend to the shareholders," and substituting the following phrase:

  if there is a Control Change in the Corporation,

    FIFTH: Effective January 1, 1988, Program subsection 11(b) is further amended by substituting the word "Program" for the word "Plan" at the end of the second sentence.

    SIXTH: Effective January 1, 1988, Program subsection 11(b) is further amended by substituting in its last sentence the phrase "Control Change" for the phrase "change in control."

    SEVENTH: Effective January 1, 1988, Program section 11 is amended by adding a new Subsection (c) at the end thereof, to read as follows:

          (c) Control Change. For purposes of this Program, a Control Change occurs if:

              (1) any person (within the meaning of sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes the beneficial owner, directly or indirectly, of Securities of the Corporation representing thirty percent or more of the combined voting power of the Corporation's then outstanding Securities; or

              (2) during any period of two consecutive calendar years, individuals who at the beginning of such period constitute the Corporation's board of directors cease for any reason to constitute a majority of the Corporation's board of directors, unless the election (or the nomination for election by the Corporation's shareholders) of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period; and

              (3) in the case of an ownership change described in paragraph (1), a majority of the directors in office immediately before the ownership change and who are not employees of the Corporation or any corporation within its controlled group (within the meaning of section 1563(a) of the Internal Revenue Code of 1986, as amended) determine, within ten days of the ownership change, that a Control Change has occurred.